                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2002 relating to the financial statements and financial statement schedule of Puget Energy, Inc., which appears in Puget Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PRICEWATERHOUSECOOPERS LLP
Seattle, Washington
March 15, 2002